SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2010
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business: Founded in 1870, Alexander & Baldwin, Inc. (“A&B” or the “Company”) is incorporated under the laws of the State of Hawaii. A&B operates in five segments in three industries:  Transportation, Real Estate and Agribusiness. These industries are described below:

Transportation: The Transportation Industry consists of Ocean Transportation and Logistics Services segments. The Ocean Transportation segment, which is conducted through Matson Navigation Company, Inc. (“Matson”), a wholly-owned subsidiary of A&B, is an asset-based business that derives its revenue primarily through the carriage of containerized freight between various U.S. Pacific Coast, Hawaii, Guam, China and other Pacific island ports. Additionally, the Ocean Transportation segment has a 35 percent interest in an entity (SSA Terminals, LLC or “SSAT”) that provides terminal and stevedoring services at U.S. Pacific Coast facilities. The Logistics Services segment, which is conducted through Matson Integrated Logistics, Inc. (“MIL”), a wholly-owned subsidiary of Matson, is a non-asset based business that is a provider of domestic and international rail intermodal service (“Intermodal”), long-haul and regional highway brokerage, specialized hauling, flat-bed and project work, less-than-truckload, expedited/air freight services and warehousing and distribution services (collectively “Highway”). Warehousing and distribution services are provided by Matson Global Distribution Services, Inc. (“MGDS”), a wholly-owned subsidiary of MIL. MGDS's operations also include Pacific American Services, LLC (“PACAM”), a San Francisco bay-area regional warehousing, packaging, and distribution company.

Real Estate: The Real Estate Industry consists of two segments, both of which have operations in Hawaii and on the U.S. Mainland. The Real Estate Sales segment generates its revenues through the development and sale of land and commercial and residential properties. The Real Estate Leasing segment owns, operates and manages retail, office and industrial properties. Real estate activities are conducted through A&B Properties, Inc. and various other subsidiaries and affiliates of A&B.

Agribusiness: Agribusiness, which contains one segment, produces bulk raw sugar, specialty food-grade sugars, molasses, green coffee and roasted coffee; markets and distributes roasted coffee, green coffee and specialty food-grade sugars; provides general trucking services, mobile equipment maintenance and repair services in Hawaii; and generates and sells, to the extent not used in the Company's operations, electricity. The Company also is the sole member in Hawaiian Sugar & Transportation Cooperative (“HS&TC”), a cooperative that provides raw sugar marketing and transportation services. HS&TC was consolidated with the Company's results beginning December 1, 2009.

In December 2010, the Company entered into an agreement to lease land and sell certain assets used in the coffee business to Massimo Zanetti Beverage USA, Inc. (“MZB”), including intangible assets. The assets will be sold at book value, or an approximate price of $15 million. The transaction, which is not expected to result in a gain or loss, is subject to certain material contingencies and, assuming the satisfaction of those conditions, is expected to close in the first quarter of 2011. The assets to be purchased by MZB include machinery, furniture, fixtures, equipment, materials and supply inventory, and coffee inventory. The Company will retain ownership of the land, buildings, power generation, and power distribution assets.

Recast of Financial Information for Discontinued Operations: In August 2011, the Company finalized a decision to terminate Matson's second China string (“CLX2”) due to the longer-term outlook for sustained high fuel prices and increasingly volatile Transpacific rates. Additionally, during 2011, the Company sold Arbor Park Shopping Center, a retail property in Texas, Wakea Business Center II, a commercial facility on Maui, and a leased Maui property. As a result of the aforementioned transactions, the Company has recast information to reflect the results of operations of the CLX2 component and property sales as discontinued operations in the Consolidated Statements of Operations and related information in Notes 2, 11, 14, 15, and 16 for all periods presented.

Principles of Consolidation:  The consolidated financial statements include the accounts of Alexander & Baldwin, Inc. and all wholly-owned and controlled subsidiaries, after elimination of significant intercompany amounts. Significant investments in businesses, partnerships, and limited liability companies in which the Company does not have a controlling financial interest, but has the ability to exercise significant influence, are accounted for under the equity method. A controlling financial interest is one in which the Company has a majority voting interest or one in which the Company is the primary beneficiary of a variable interest entity.

Fiscal Year: The fiscal year end for the Company's Real Estate and Agribusiness Industry segments is December 31. The fiscal year end for the Company's Transportation Industry segments occurs on the last Friday in December, except for the warehousing services business, whose fiscal year closes on December 31. There were 53 weeks included in the Transportation Industry segments' 2010 fiscal year and 52 weeks in 2009.

Risks and Uncertainties: Factors that could adversely impact the Company's operations or financial results include, but are not limited to, the following: unfavorable economic conditions in the U.S., Guam, or Asian markets that result in a further decrease in consumer confidence or market demand for, or prices of, the Company's services and products; increased competition; replacement of the Company's significant operating agreements; reduction in credit availability; downgrade in the Company's credit rating that affects its ability to secure adequate financing or increase the cost of financing; failure to comply with restrictive financial covenants in the Company's credit facilities; insolvency of the Company's insurance carriers; insolvency or failure of joint venture partner to perform; loss or insolvency of significant agents, customers, or vendors; unfavorable political conditions in domestic or international markets; strikes or work stoppages; increased cost of energy, commodities, or labor; noncompliance with or changes in laws and regulations relating to the Company's business, including environmental laws or climate change legislation or regulation; unfavorable litigation or legal proceedings or government inquiries or investigations; adverse weather conditions; changes in the legal and regulatory environment; changes in accounting and taxation standards, including an increase in tax rates; an inability to achieve the Company's overall long-term goals; an inability to protect the Company's information systems; future impairment charges; increased pension costs; inadequate internal controls; material warranty and construction defect claims; and global or regional catastrophic events.

Use of Estimates: The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Significant estimates and assumptions are used for, but not limited to: (i) asset impairments, (ii) legal contingencies, (iii) allowance for doubtful accounts, (iv) revenue recognition for long-term real estate developments, (v) self-insured liabilities, (vi) goodwill and intangible assets, (vii) pension and postretirement estimates, (viii) sugar production, and (ix) income taxes. Future results could be materially affected if actual results differ from these estimates and assumptions.

Cash and Cash Equivalents: Cash equivalents consist of highly liquid investments with a weighted-average maturity of three months or less at the date of purchase. The Company carries these investments at cost, which approximates fair value. Outstanding checks in excess of funds on deposit totaled $14 million and $22 million at December 31, 2010 and 2009, respectively, and are reflected as current liabilities in the consolidated balance sheets.

Fair Value of Financial Instruments:  The fair values of cash and cash equivalents, receivables and short-term borrowings approximate their carrying values due to the short-term nature of the instruments. The carrying amount and fair value of the Company's fixed-rate long-term debt at December 31, 2010 was $414 million and $438 million, respectively and $471 million and $475 million at December 31, 2009, respectively.

Allowance for Doubtful Accounts:  Allowances for doubtful accounts are established by management based on estimates of collectibility. Estimates of collectability are principally based on an evaluation of the current financial condition the Company's customers and their payment history, which are regularly monitored by the Company. The changes in the allowance for doubtful accounts, included on the consolidated balance sheets as an offset to “Accounts and notes receivable,” for the three years ended December 31, 2010 were as follows (in millions):

	Balance at Beginning of year	Expense	Write-offs and Other	Balance at End of Year

2010	$10	--	$(2)	$8
2009	$8	$3	$(1)	$10
2008	$12	$1	$(5)	$8

Inventories:  Sugar and coffee inventories are stated at the lower of cost (first-in, first-out basis) or market value. Materials and supplies inventory are stated at the lower of cost (principally average cost) or market value.  Inventories at December 31, 2010 and 2009 were as follows (in millions):

	2010	2009

Sugar and coffee inventories	$16	$28
Materials and supplies inventories	19	15
Total	$35	$43

Dry-docking:  Under U.S. Coast Guard rules, administered through the American Bureau of Shipping's alternative compliance program, all vessels must meet specified seaworthiness standards to remain in service. Vessels must undergo regular inspection, monitoring and maintenance, referred to as “dry-docking,” to maintain the required operating certificates. These dry-docks occur on scheduled intervals ranging from two to five years, depending on the vessel's age. Because the dry-docks enable the vessel to continue operating in compliance with U.S. Coast Guard requirements and provide future economic benefits, the costs of these scheduled dry-docks are deferred and amortized until the next regularly scheduled dry-dock period. Routine vessel maintenance and repairs that do not improve or extend asset lives are charged to expense as incurred. Deferred amounts are included on the consolidated balance sheets in non-current other assets. Amortized amounts are charged to operating expenses in the consolidated statements of income. Changes in deferred dry-docking costs are included in the consolidated statements of cash flows in cash flows from operating activities.

Property:  Property is stated at cost, net of accumulated depreciation and amortization. Expenditures for major renewals and betterments are capitalized. Replacements, maintenance, and repairs that do not improve or extend asset lives are charged to expense as incurred. Costs of developing coffee orchards are capitalized during the development period and depreciated over the estimated productive lives. Upon acquiring commercial real estate that is deemed a business, the Company records land, buildings, leases above and below market, and other intangible assets based on their fair values. Due diligence costs are expensed as incurred.

Depreciation:  Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives of property are as follows:

Classification	Range of Life (in years)

Vessels	10 to 40
Buildings	10 to 40
Water, power and sewer systems	5 to 50
Machinery and equipment	2 to 35
Other property improvements	3 to 35

Real Estate Developments:  Expenditures for real estate developments are capitalized during construction and are classified as Real Estate Developments on the consolidated balance sheets. When construction is substantially complete, the costs are reclassified as either Real Estate Held for Sale or Property, based upon the Company's intent to either sell the completed asset or to hold it as an investment property, respectively. Cash flows related to real estate developments are classified as either operating or investing activities, based upon the Company's intention to sell the property or to retain ownership of the property as an investment following completion of construction.

For development projects, capitalized costs are allocated using the direct method for expenditures that are specifically associated with the unit being sold and the relative-sales-value method for expenditures that benefit the entire project. Capitalized development costs typically include costs related to land acquisition, grading, roads, water and sewage systems, landscaping, capitalized interest, and project amenities. Direct overhead costs incurred after the development project is substantially complete, such as utilities, maintenance, and real estate taxes, are charged to selling, general, and administrative expense as incurred. All indirect overhead costs are charged to selling, general, and administrative costs as incurred.

Capitalized Interest:  Interest costs incurred in connection with significant expenditures for real estate developments, the construction of assets, or investments in joint ventures are capitalized during the period in which activities necessary to get the asset ready for its intended use are in progress. Capitalization of interest is discontinued when the asset is substantially complete and ready for its intended use. Capitalization of interest on investments in joint ventures is recorded until the underlying investee commences its principal operations, which is typically when the investee has other-than-ancillary revenue generation. Total interest cost incurred was $26 million in 2010, $26 million in 2009, and $25 million in 2008. Capitalized interest in 2010, 2009 and 2008 was not material.

Impairment of Long-Lived Assets and Finite-Lived Intangible Assets:  Long-lived assets, including finite-lived intangible assets, are reviewed for possible impairment when events or circumstances indicate that the carrying value may not be recoverable. In such an evaluation, the estimated future undiscounted cash flows generated by the asset are compared with the amount recorded for the asset to determine if its carrying value is not recoverable. If this review determines that the recorded value will not be recovered, the amount recorded for the asset is reduced to estimated fair value. The Company has evaluated certain long-lived assets, including intangible assets, for impairment; however, no impairment charges were recorded in 2010, 2009, and 2008 as a result of this process. These asset impairment loss analyses are highly subjective because they require management to make assumptions and apply considerable judgments to, among others, estimates of the timing and amount of future cash flows, expected useful lives of the assets, uncertainty about future events, including changes in economic conditions, changes in operating performance, changes in the use of the assets, and ongoing cost of maintenance and improvements of the assets, and thus, the accounting estimates may change from period to period. If management uses different assumptions or if different conditions occur in future periods, the Company's financial condition or its future operating results could be materially impacted.

Impairment of Investments: The Company's investments in unconsolidated affiliates are reviewed for impairment whenever there is evidence that fair value may be below carrying cost. An investment is written down to fair value if fair value is below carrying cost and the impairment is considered other-than-temporary. In evaluating the fair value of an investment, the Company reviews probability-weighted discounted projected cash flows associated with the investment and other relevant information. In evaluating whether an impairment is other-than-temporary, the Company considers all available information, including the length of time and extent of the impairment, the financial condition and near-term prospects of the affiliate, the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value, and projected industry and economic trends, among others.

Significant estimates and considerable judgments are involved in determining the fair value of an investment and assessing whether any identified impairment is other-than-temporary. These estimates and judgments are based, in part, on the Company's current and future evaluation of economic conditions in general, as well as a joint venture's current and future plans. These impairment calculations are highly subjective because they also require management to make assumptions and apply judgments to estimates of the timing and amount of future cash flows, probabilities related to various cash flow scenarios, and appropriate discount rates based on the perceived risks, among others. Changes in these and other assumptions could affect the projected operational results and fair value of the unconsolidated affiliates, and accordingly, may require valuation adjustments to the Company's investments that may materially impact the Company's financial condition or its future operating results. For example, if the current market conditions deteriorate significantly or a joint venture's plans change materially, additional impairment charges may be required in future periods, and those charges could be material.

In 2010, the Company evaluated certain investments for impairment. As a result of this process, the Company recorded an impairment loss of approximately $1.9 million related to its Santa Barbara Ranch joint venture investment. Continued weakness in the real estate sector or difficulty in obtaining or renewing project-level financing may affect the value or feasibility of certain development projects owned by the Company or by its joint ventures and could lead to additional impairment charges in the future.

Goodwill and Intangible Assets:  Goodwill and intangibles are recorded on the consolidated balance sheets as other non-current assets. Recorded goodwill is related to the acquisition of logistic service entities and related earnout obligations (see Note 3). Recorded intangible assets are related to logistic service entity acquisitions as well as the acquisition of commercial properties. The Company reviews goodwill for potential impairment on an annual basis, or more frequently if indications of impairment exist. Finite-lived intangible assets are reviewed for impairment whenever events or changes in circumstances would indicate the carrying amount of the intangible assets may not be recoverable. There were no impairments of goodwill or intangible assets in 2010, 2009, or 2008.

The changes in the carrying amount of goodwill for the years ended December 31, 2010 and 2009 were as follows (in millions):
Goodwill

Balance, December 31, 2008	$26
Additions	1
Balance, December 31, 2009	27
Additions	--
Balance, December 31, 2010	$27

Intangible assets for the years ended December 31 included the following (in millions):

	2010		2009
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Amortized intangible assets:
Customer lists	$12	$(5)	$12	$(4)
In-place leases	15	(7)	11	(4)
Other	11	(5)	8	(4)
Total assets	$38	$(17)	$31	$(12)

Aggregate intangible asset amortization was $5 million, $4 million, and $3 million for 2010, 2009, and 2008, respectively. Estimated amortization expenses related to intangibles over the next five years are as follows (in millions):

Estimated Amortization

2011	$5
2012	3
2013	3
2014	2
2015	2

1031 Exchange Proceeds: As of December 31, 2010 and 2009, the Company had $1 million and $61 million, respectively, of proceeds related to qualifying 1031 tax-deferred sales. The $1 million of proceeds as of December 31, 2010 were classified as current assets since the proceeds expire in 2011. The $61 million of proceeds as of December 31, 2009 were classified as non-current assets on the consolidated balance sheets.

Revenue Recognition: The Company has a wide variety of revenue sources, including, shipping revenue, logistics services revenue, property sales, rental income, and sales of raw sugar, molasses and coffee. Before recognizing revenue, the Company assesses the underlying terms of the transaction to ensure that recognition meets the requirements of relevant accounting standards. In general, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery of the service or product has occurred, the sales price is fixed or determinable, and collectibility is reasonably assured.

Voyage Revenue Recognition:  Voyage revenue is recognized ratably over the duration of a voyage based on the relative transit time in each reporting period, commonly referred to as the percentage-of-completion method. Voyage expenses are recognized as incurred.

Logistics Services Revenue Recognition:  The revenue for logistics services includes the total amount billed to customers for transportation services. The primary costs include purchased transportation services.  Revenue and the related purchased transportation costs are recognized based on relative transit time, commonly referred to as the percentage-of-completion method. The Company reports revenue on a gross basis. The Company serves as principal in transactions because it is responsible for the contractual relationship with the customer, has latitude in establishing prices, has discretion in supplier selection, and retains credit risk.

Real Estate Sales Revenue Recognition:   Sales are recorded when the risks and rewards of ownership have passed to the buyers (generally on closing dates), adequate initial and continuing investments have been received, and collection of remaining balances, if any, is reasonably assured. For certain development projects that have material continuing post-closing involvement and for which total revenue and capital costs are reasonably estimable, the Company uses the percentage-of-completion method for revenue recognition. Under this method, the amount of revenue recognized is based on development costs that have been incurred through the reporting period as a percentage of total expected development cost associated with the development project. This generally results in a stabilized gross margin percentage, but requires significant judgment and estimates.

Real Estate Leasing Revenue Recognition:  Real estate leasing revenue is recognized on a straight-line basis over the terms of the related leases, including periods for which no rent is due (typically referred to as “rent holidays”). Differences between revenues recognized and amounts due under respective lease agreements are recorded as increases or decreases, as applicable, to deferred rent receivable. Also included in rental revenue are certain tenant reimbursements and percentage rents determined in accordance with the terms of the leases. Income arising from tenant rents that are contingent upon the sales of the tenant exceeding a defined threshold are recognized only after the contingency has been resolved (e.g., sales thresholds have been achieved).

Sugar and Coffee Revenue Recognition: Revenue from bulk raw sugar sales and coffee sales is recorded when title to the product and risk of loss passes to third parties (generally this occurs when the product is shipped or delivered to customers) and when collection is reasonably assured.

Non-voyage Ocean Transportation Costs:  Depreciation, charter hire, terminal operating overhead, and general and administrative expenses are charged to expense as incurred.

Agricultural Costs:  Costs of growing and harvesting sugar cane are charged to the cost of inventory in the year incurred and to cost of sales as raw sugar is sold. Costs of growing coffee, excluding orchard development costs, are charged to inventory in the year incurred and to cost of sales as coffee is sold.

Discontinued Operations: The sales of certain income-producing assets are classified as discontinued operations if the operations and cash flows of the assets clearly can be distinguished from the remaining assets of the Company, if cash flows for the assets have been, or will be, eliminated from the ongoing operations of the Company, if the Company will not have a significant continuing involvement in the operations of the assets sold, and if the amount is considered material. Certain assets that are “held-for-sale,” based on the likelihood and intention of selling the property within 12 months, are also treated as discontinued operations. Upon reclassification, depreciation ceases on assets reclassified as “held-for-sale.” Sales of land not under lease and residential houses and lots are generally considered inventory and are not included in discontinued operations. See also Note 2 regarding Matson's termination of its second China service in August 2011 that has been classified as discontinued operations.

Employee Benefit Plans:  Certain Ocean Transportation subsidiaries are members of the Pacific Maritime Association (“PMA”) and the Hawaii Stevedoring Industry Committee, which negotiate multiemployer pension plans covering certain shoreside bargaining unit personnel. The subsidiaries directly negotiate multiemployer pension plans covering other bargaining unit personnel. Pension costs are accrued in accordance with contribution rates established by the PMA, the parties to a plan or the trustees of a plan. Several trusteed, non-contributory, single-employer defined benefit plans and defined contribution plans cover substantially all other employees.

Share-Based Compensation:  The Company records compensation expense for all share-based payment awards made to employees and directors. The Company's various equity plans are more fully described in Note 12.

Basic and Diluted Earnings per Share (“EPS”) of Common Stock:  Basic earnings per share is determined by dividing net income by the weighted-average common shares outstanding during the year. The calculation of diluted earnings per share includes the dilutive effect of unexercised non-qualified stock options and non-vested stock units. The computation of weighted average dilutive shares outstanding excluded non-qualified stock options to purchase 1.6 million, 1.8 million, and 1.1 million shares of common stock for 2010, 2009, and 2008, respectively. These amounts were excluded because the options' exercise prices were greater than the average market price of the Company's common stock for the periods presented and, therefore, the effect would be anti-dilutive.
The denominator used to compute basic and diluted earnings per share is as follows (in millions):

	2010	2009	2008

Denominator for basic EPS: weighted average shares outstanding	41.2	41.0	41.2
Effect of dilutive securities:
Outstanding stock options and non-vested stock units	0.3	0.1	0.3
Denominator for diluted EPS: weighted average shares outstanding	41.5	41.1	41.5

On January 26, 2011, the Company granted to employees, non-qualified stock options exercisable into 285,569 shares of common stock at $40.63 per share, 62,697 shares of time-based restricted stock units, and 83,594 shares of performance-based restricted stock units. The time-based restricted stock units vests ratably over three years and the performance-based restricted stock units vests ratably over three years, provided that the one-year performance objectives are achieved.

Income Taxes: The Company makes certain estimates and judgments in determining income tax expense for financial statement purposes. These estimates and judgments are applied in the calculation of tax credits, tax benefits and deductions, and in the calculation of certain deferred tax assets and liabilities, which arise from differences in the timing of recognition of revenue and expense for tax and financial statement purposes. Deferred tax assets and deferred tax liabilities are adjusted to the extent necessary to reflect tax rates expected to be in effect when the temporary differences reverse. Adjustments may be required to deferred tax assets and deferred tax liabilities due to changes in tax laws and audit adjustments by tax authorities. To the extent adjustments are required in any given period, the adjustments would be included within the tax provision in the consolidated statements of income or consolidated balance sheets.

The Company has not recorded a valuation allowance for its deferred tax assets. A valuation allowance would be established if, based on the weight of available evidence, management believes that it is more likely than not that some portion or all of a recorded deferred tax asset would not be realized in future periods.

Restricted Net Assets of Subsidiaries: Matson is subject to restrictions on the transfer of net assets under certain debt agreements. These restrictions have not had any effect on the Company's shareholder dividend policy, and the Company does not anticipate that these restrictions will have any impact in the future. At December 31, 2010, the amount of net assets of Matson that may not be transferred to the Company was approximately $292 million.

Derivative Financial Instruments:  The Company periodically uses derivative financial instruments such as interest rate and foreign currency hedging products to mitigate risks. The Company's use of derivative instruments is limited to reducing its risk exposure by utilizing interest rate or currency agreements that are accounted for as hedges. The Company does not hold or issue derivative instruments for trading or other speculative purposes nor does it use leveraged financial instruments. All derivatives are recognized in the consolidated balance sheets at their fair value. At December 31, 2010 and 2009, there were no material derivative instruments held by the Company.

Comprehensive Income (Loss): Comprehensive income (loss) includes all changes in Shareholders' Equity, except those resulting from capital stock transactions. Accumulated other comprehensive loss principally includes amortization of deferred pension/postretirement costs. The components of accumulated other comprehensive loss, net of taxes, were as follows for the years ended December 31 (in millions):

	2010	2009	2008
Unrealized components of benefit plans:
Pension plans	$(73)	$(73)	$(90)
Postretirement plans	(4)	--	1
Non-qualified benefit plans	(4)	(6)	(5)
SSAT pension plan and other	(1)	(2)	(2)
Accumulated other comprehensive loss	$(82)	$(81)	$(96)

Environmental Costs:  Environmental exposures are recorded as a liability and charged to operating expense when the environmental liability has been incurred and can be reasonably estimated. If the aggregate amount of the liability and the amount and timing of cash payments for the liability are fixed or reliably determinable, the environmental liability is discounted. An environmental liability has been incurred when both of the following conditions have been met: (i) litigation has commenced or a claim or an assessment has been asserted, or, based on available information, commencement of litigation or assertion of a claim or an assessment is probable, and (ii) based on available information, it is probable that the outcome of such litigation, claim, or assessment will be unfavorable. If a range of probable loss is determined, the Company will record the obligation at the low end of the range unless another amount in the range better reflects the expected loss. Certain costs, however, are capitalized in Property when the obligation is recorded, if the cost (1) extends the life, increases the capacity or improves the safety and efficiency of property owned by the Company, (2) mitigates or prevents environmental contamination that has yet to occur and that otherwise may result from future operations or activities, or (3) is incurred or discovered in preparing for sale property that is classified as “held–for-sale.” The amounts of capitalized environmental costs were not material at December 31, 2010 or 2009.

Self-Insured Liabilities: The Company is self-insured for certain losses that include, but are not limited to, employee health, workers' compensation, general liability, real and personal property, and real estate construction warranty and defect claims. When feasible, the Company obtains third-party insurance coverage to limit its exposure to these claims. When estimating its self-insured liabilities, the Company considers a number of factors, including historical claims experience, demographic factors, and valuations provided by independent third-parties. Periodically, management reviews its assumptions and the valuations provided by independent third-parties to determine the adequacy of the Company's self-insured liabilities.

Impact of Recently Issued Accounting Standards:  In October 2009, the FASB issued guidance on revenue arrangements with multiple deliverables effective for the Company's 2011 fiscal year. The guidance revises the criteria for separating, measuring, and allocating arrangement consideration to each deliverable in a multiple element arrangement. The guidance requires companies to allocate revenue using the relative selling price of each deliverable, which must be estimated if there is no history of selling the deliverable on a stand-alone basis nor third-party evidence of selling price. The adoption of this standard is not expected to have a material impact on the Company's financial position or results of operations.

       In June 2009, the FASB issued guidance to revise the approach to determine when a variable interest entity (“VIE”) should be consolidated. The new consolidation model for VIEs considers whether the Company has the power to direct the activities that most significantly impact the VIE's economic performance and shares in the significant risks and rewards of the entity. The guidance on VIEs requires companies to continually reassess VIEs to determine if consolidation is appropriate and provide additional disclosures. The guidance was effective for the Company in 2010. The adoption of this standard did not have a material impact on the Company's financial position or results of operations.

Rounding:  Amounts in the consolidated financial statements and Notes are rounded to millions, but per-share calculations and percentages were determined based on amounts before rounding. Accordingly, a recalculation of some per-share amounts and percentages, if based on the reported data, may be slightly different.